UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2006

CHINA KANGTAI CACTUS BIO-TECH, INC.
(Exact name of registrant as specified in its charter)

Nevada	87-0650263
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

No. 99 Taibei Road Limin Economy and Technology Developing District Harbin, P. R. C. 150025
(Address of principal executive offices)

(86) 451-57351189 ext 126
Registrant’s Telephone Number, Including International Code and Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  Dismissal of Principal Independent Accountant. On October 23, 2006, the Company advised the firm of Jimmy C.H. Cheung & Co., 1607 Dominion Centre, 43 Queen’s Road East, Wanchai, Hong Kong, that it would not be re-engaged as the principal independent accountant to audit the Company’s financial statements for the fiscal year ending December 31, 2006. The decision to dismiss Jimmy C. H. Cheung & Co as recommended and approved by the Board of Directors.

None of the reports of Jimmy C.H. Cheung & Co. on the Company's financial statements for the past two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and any subsequent interim period up to and including the date of the Company's dismissal of Jimmy C.H. Cheung & Co., there have been no disagreements with Jimmy C.H. Cheung & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jimmy C.H. Cheung & Co. would have caused them to make reference thereto in their report on the financial statements for such periods.

On October 23, 2006, the Company provided a draft copy of this report on Form 8-K to Jimmy C.H. Cheung & Co., requesting their comments on the information contained therein.   The responsive letter from Jimmy C.H. Cheung & Co. is herewith filed as an exhibit to this current report on Form 8-K.

(b) Appointment of New Independent Principal Accountant. On October 20, 2006, the Company engaged the firm of Michael T. Studer, P.C., 18 East Sunrise Highway, Suite 311, Freeport, NY 11520, as its new principal independent accountant to audit its financial statements for the fiscal year ending December 31, 2006.

During the Company’s two most recent fiscal years and any subsequent interim period prior to the engagement of Michael T. Studer, P.C., neither the Company nor anyone on the Company’s behalf consulted with Michael T. Studer, P.C. or any other auditor regarding those matters stated in Item 304(a)(2) of Regulation S-B, including but not limited to either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event.”

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c) Exhibit 16.1 - Responsive Letter from Jimmy C.H. Cheung & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA KANGTAI CACTUS BIO-TECH INC.

By: /s/ JINJIANG WANG
President, Chief Executive Officer, Director and Principal Executive Officer

Date: October 26, 2006